UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2020
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Synacor, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33843	16-1542712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 La Riviere Drive, Suite 300 Buffalo, New York		14202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (716) 853-1362
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value (voting)	SYNC	The Nasdaq Stock Market LLC (The Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Directors
As was previously disclosed to be forthcoming in Synacor, Inc.’s (the “Company”) Current Report on Form 8-K filed on March 3, 2020, Gary L. Ginsberg and Scott Murphy, each resigned as a member of the Board of Directors of the Company, effective as of immediately prior to the commencement of the Company’s Annual Meeting of Stockholders on June 15, 2020. Neither Mr. Ginsberg nor Mr. Murphy advised the Company that their resignation resulted from any disagreement with the Company on any matter relating to its operations, policies or practices.
With the resignation of Mr. Ginsberg, current member of the Company’s Board of Directors, Elisabeth Donohue, was appointed to the Compensation Committee and will act as Chairperson of the same.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The following proposals were submitted to the stockholders of the Company at the 2020 Annual Meeting of Stockholders held on June 15, 2020:

1.The election of one director to serve until the Company’s 2023 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

2.The ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

3.The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

Board of Director Election Results
The one nominee for director received the following number of “FOR” votes and, as a result, was elected to serve as director for a term that will continue until the 2023 Annual Meeting of Stockholders or until his successor has been duly elected and qualified.

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Kevin M. Rendino	13,270,118	4,469,374	13,007,655

The following directors, in addition to Mr. Rendino, will continue to serve as members of the Company’s Board of Directors until the expiration of their respective terms or until their respective successors have been duly elected and qualified: Himesh Bhise, Andrew Kau, Elisabeth Donohue, Mawan Fawaz, and Michael Montgomery.

Ratification of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm
The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstain
30,624,812	70,445	51,890

Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
12,844,827	4,810,356	84,309	13,007,655

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synacor, Inc.

Date: June 17, 2020	By:	/s/ Timothy J. Heasley
Timothy J. Heasley
Chief Financial Officer and Secretary